Financial Risk Management (Details Narrative) - USD ($)	3 Months Ended
	Mar. 31, 2021	Dec. 31, 2021	Dec. 31, 2020
Investments, All Other Investments [Abstract]
Derivative,description	The Company does not currently hedge its foreign exchange risk. Based on current exposures as at December 31, 2021 and assuming that all other variables remain constant, a 10% appreciation or depreciation of the Canadian dollar or Turkish Lira against the United States dollar would result in a gain or loss of approximately $91,000 or $9,000 in the Company’s consolidated statements of loss and comprehensive loss, respectively
bad debt expense			$ 54,008